SUPPLEMENT DATED JUNE 21, 2021

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2021

FOR INTERNATIONAL SMALL-CAP PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2021 for International Small-Cap Portfolio (the “Prospectus”), and must be preceded or accompanied by the Prospectus.  Remember to review the Prospectus for other important information.  Capitalized terms not defined herein are as defined in the Prospectus.

At a meeting held on June 16, 2021, the Board of Pacific Select Fund, including a majority of the independent trustees, approved Franklin Advisers, Inc. (“Franklin”) to serve as sub-adviser for the International Small-Cap Portfolio as the successor entity to the current Fund sub-adviser QS Investors, LLC (“QS”), effective upon the closing of the corporate restructuring and transfer of QS into Franklin that is expected to occur in the third quarter of 2021 (the “QS/Franklin Transaction”).  Upon the closing of the QS/Franklin Transaction, the sub-advisory services provided to the Fund will be transitioned from QS to Franklin, all references to QS will be deleted in their entirety and replaced with Franklin, and all changes described in this supplement regarding the Fund will be effective.  The same portfolio managers from QS who have been responsible for day-to-day management of the Fund will become officers of Franklin and will continue to have responsibility for the day-to-day management of the Fund.

Effective upon the closing of the QS/Franklin Transaction, the following is added as a second paragraph in the Performance section:

Franklin Advisers, Inc. began managing the Fund in third quarter 2021. Other firms managed the Fund before that date.